                                                                   Exhibit 10.10

                             SCHEDULE OF COMMISSIONS

                      CONTINENTAL GENERAL INSURANCE COMPANY
                                 OMAHA, NEBRASKA
                                       FOR

    ____________________________       ____________________________________
           NAME OF AGENT**                EFFECTIVE DATE OF THIS SCHEDULE

This Schedule becomes a part of the Agreement  between the Agent and Continental
General  Insurance  Company.  The terms and  conditions of the Agreement and any supplement thereto will also be terms and conditions of this Schedule.

First year and renewal  commissions  on plans of  insurance  not listed shall be determined  by the  Company.  The  Company  reserves  the right to  change  this compensation  schedule  at  any  time.  The  commission  will  be  based  on the percentage  of the  base  premium  rate  as of the  initial  effective  date  of coverage.  Commissions are not paid on renewal or attained age increases,  dues, or fees.

In order to receive  overwrite  commissions  on any  sub-agent,  you must have a resident  or  nonresident  license  in any  state  where  the  sub-agent  writes business, if the state has so mandated. On business written by sub-agents of the
Agent,  the overwrite  commissions  payable to Agent will be the difference,  if any,  between  commissions  payable  to Agent  and any  commissions  payable  to sub-agent.
                             SCHEDULE OF COMMISSIONS-ACCIDENT AND HEALTH
                            Commissions are paid on initial base premiums.
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                 POLICY TYPE                                                        PERCENT OF PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM CARE, HOSPITAL INDEMNITY Forms 4ST/4HP                      1st Year      2nd Yr & After
----------------------------------------------------------------------------------------------------------
                                                                            75               11
----------------------------------------------------------------------------------------------------------
COMPREHENSIVE LONG-TERM CARE,
BASIC LONG-TERM CARE                                                     1st Year       2nd - 10th Year  11th Year & After
                                                                        ------------------------------------------------------------
     o    Commissions  on Return of  Premium  Rider are not
          paid after the first year.

  Forms 4T114T2/4N1/4N2
    or state variations
      Age 54 & Under                                                    95                15.5             4.5
      Age 55-59                                                             85                15.5             4.5
      Age 60-64                                                             80                15.5             4.5
      Age 65-69                                                             75                15.5             4.5
      Age 70-74                                                             70                15.5             4.5
      Age 75-79                                                             65                15.5             4.5
      Age 80-84                                                             50                15.5             4.5
      Age 85 & Over                                                     45                15.5             4.5
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  TEN PAY                            (All States)                       10 Pay
                                                                     1st - 10th Year
                                                                     ---------------
      Age 54 & Under                                                    22
      Age 55-59                                                             21
      Age 60-64                                                             21
      Age 65-69                                                             20
      Age 70-74                                                             19
      Age 75-79                                                             18
      Age 80-84                                                             17
      Age 85 & Over                                                         17
-------------------------------------------------------------------------------------------------------
  Forms 4T114T2/4N1/4N2              (Delaware)                        1st Year      2nd Yr & After
-------------------------------------------------------------------------------------------------------
                                                                             25              25
------------------------------------------------------------------------------------------------------------------------------------

o    Commissions are not paid on additional tobacco premium.
o    If a policy is changed to a different  plan, 1st Year  commissions  will be paid only on the amount of the increased premium.
o    Note: Submission of applications for policies covered by this Schedule will constitute acceptance by the Agent of the compensation specified herein.
o    For persons  that become  Medicare  eligible  and  continue  their  current policy, NO COMMISSION will be paid.
o    Commissions are based on the age of the oldest insured.
o    In Pennsylvania, General Agent                           /s/ Susan May

102.H-GA.05-20-05               - Page 1 of 3 -                   Susan May
                                                              Sr. Vice President

                             SCHEDULE OF COMMISSIONS-ACCIDENT AND HEALTH
                            Commissions are paid on initial base premiums.
---------------------------------------------------------------------------------------------------------------------------
                 POLICY TYPE                                               PERCENT OF PREMIUM
-------------------------------------------------------------------------------------------------------------------------
Forms 4T 1 /4T2                 (Wisconsin)                    1st Year      2nd Yr & After
                                                          --------------------------------------

     Age 54 & Under                                                87                21.75
     Age 55 - 59                                                   82                20.5
     Age 60 - 64                                                   77                19.25
     Age 65 - 69                                                   72                18
     Age 70 - 74                                                   67                16.75
     Age 75 - 79                                                   62                15.5
     Age 80 - 84                                                   57                14.25
     Age 85 & Over                                                 52                13
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Forms 4T1/4T2/4N1/4N2           (Michigan)                     1st Year      2nd - 3rd Year    4th - 10th Year  11th Yr & After
                                                          -------------------------------------------------------------------------
Age 54 & Under                                                     95                15.5               15.5            4.5
     Age 55- 59                                                    85                15.5               15.5            4.5
     Age 60 - 64                                                   80                15.5               15.5            4.5
     Age 65 - 79
         Policies issued WITHOUT Return of Premium Rider           33                 33                 16             16
         Policies issued WITH Return of Premium Rider              27                 27                 10             10
     Age 80 & Over
         Policies issued WITHOUT Return of Premium Rider           27                 27                 10             10
         Policies issued WITH Return of Premium Rider              21                 21                  4              4
----------------------------------------------------------------------------------------------------
MEDICARE SUPPLEMENT (ATTAINED AGE) +++                          1st - 6th Year  7th Yr & After
                                                          ------------------------------------------
Forms 3AA/3AB/3AC/3AD/3AF/3AG/3AK or state variations
     Plans A and C                                                 18                4.5
     Plans B, D, E, G and High Deductible F                        23                4.5
     Plans F                                                       32                4.5
----------------------------------------------------------------------------------------------------
                               (Wisconsin Indiana)
     All Plans                                                     24                4.5
-----------------------------------------------------------------------------------------------------
                               (Texas)                          1st - 7th Year      8th Yr & After
                                                          -------------------------------------------
      Plans A and C                                                18                4.5
      Plans B, D, E, G and High Deductible F                       23                4.5
      Plan F                                                       32                4.5
----------------------------------------------------------------------------------------------------
                              (Michigan)                        1st - 3rd Year      4th Yr & After
                                                          ------------------------------------------
      Plans A and C                                               23                4
      Plans B, D, E, G and High Deductible F                      33                4
      Plan F                                                      37                4
----------------------------------------------------------------------------------------------------
MEDICARE SUPPLEMENT (ISSUE AGE) +++                             1st - 6th Year    7th Yr & After
                                                          ------------------------------------------
(AR, CT, GA, HI, ID, KS, MO, MT, OR)
      Plans A and C                                              13                 4.5
      Plans E and G                                              18                 4.5
      Plan F                                                     27                 4.5
----------------------------------------------------------------------------------------------------
                              (Washington)
      All plans                                                  13                 13
----------------------------------------------------------------------------------------------------
                              (Minnesota)
      All plans                                                  18                 4.5
----------------------------------------------------------------------------------------------------
                              (Maryland)                        1st Year         2nd Yr & After
                                                          ------------------------------------------
      All plans                                                    4                  4

+    Part B  Deductible/Rider  IS commissionable on High Deductible F plan only.
     Part B Deductible/Rider is NOT commissioned on Plans C & F.
++   Commissions are not paid on rate increase except in WA.
o    Replacements from Plans A, B, C & F to Plan E are disallowed.  Replacements from Plans D & G to Plan E are discouraged;  however,  they will be allowed with full  underwriting and only renewal  commissions (7 + years, 8 + years in Texas) will be paid.
o    Commissions are not paid on additional tobacco premium.
o    If a policy is changed to a different  plan, 1st Year  commissions  will be paid only on the amount of the increased premium.
o    Note: Submission of applications for policies covered by this Schedule will constitute acceptance by the Agent of the compensation specified herein.
o    For persons  that become  Medicare  eligible  and  continue  their  current policy, NO COMMISSION will be paid.
o    Commissions are based on the age of the oldest insured.
o    In Pennsylvania, General Agent                           /s/ Susan May

102.H-GA.05-20-05               - Page 2 of 3 -                   Susan May
                                                              Sr. Vice President

                             SCHEDULE OF COMMISSIONS-ACCIDENT AND HEALTH
                            Commissions are paid on initial base premiums.
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                 POLICY TYPE                                                        PERCENT OF PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
MAJOR MEDICAL PLANS                                                     1st Year         2nd Yr & After
                                                                   ------------------------------------------
Advantage Series*
        CGI HSAdvantage Plus
        Elite Advantage
        Select Advantage                                                   27                  7

Affordable & Comprehensive
        Forms AOQ, BOO, KOQ, LOO                                           27                  7

Economical
        Form COQ, MOQ                                                      17                  6

Hospital/Surgical
        Form EOQ                                                           28                  7

Simple HSA**
        Form NHQ                                                           29                  7
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CRITICAL ILLNESS                                                      1st Year         2nd Yr & After
                                                                   ------------------------------------------
Forms 92Q/93Q                                                              60                  7
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CANCER (LUMP-SUM BENEFIT)                                             1st Year         2nd Yr & After
                                                                   ------------------------------------------
Form 920 or state variations                                               68                 21
------------------------------------------------------------------------------------------------------------------------------------
CANCER                                                                1st Year         2nd - 3rd Year     4th Yr & After
                                                                   ------------------------------------------------------

Forms 907/908                                                              70                 18                  14
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ACCIDENT ONLY                                                         1st Year         2nd Yr & After
                                                                   ------------------------------------------

Forms 810/816 or state variations                                          62                 18
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DENTAL                                                                1st Year         2nd Yr & After
                                                                   ------------------------------------------

Grin and Share It                                                          11                  7
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SHORT TERM MAJOR MEDICAL                                                 1st Year
                                                                    ------------------------------------------
Form TMP                                                                   24
Form TMQ                                                                   22
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*    Commissions are paid on medical rate-ups and additional tobacco premium.
**   Commissions are paid on medical rate-ups.
o    Commissions are not paid on additional tobacco premium.
o    If a policy is changed to a different  plan,  renewal  commissions  will be paid.
o    Note: Submission of applications for policies covered by this Schedule will constitute acceptance by the Agent of the compensation specified herein.
o    For persons  that become  Medicare  eligible  and  continue  their  current policy, NO COMMISSION will be paid.
o    In Pennsylvania, General Agent                           /s/ Susan May

102.H-GA.05-20-05               - Page 3 of 3 -                   Susan May
                                                              Sr. Vice President